EXHIBIT 10.6

FIRST AMENDMENT TO PROMISSORY NOTE

SECURED BY DEED OF TRUST

(REVOLVING CREDIT FACILITY)

This First Amendment To Promissory Note Secured by Deed of Trust (Revolving Credit Facility) is made and entered into this 5th day of April, 2004 by and between RANCON REALITY FUND IV, a California limited partnership (“Borrower”), and MID-PENINSULA BANK, part of Greater Bay Bank, N.A., formerly known as MID-PENINSULA BANK, a California banking corporation (“Bank”).

Recitals

1. On April 25, 2001, Borrower executed and delivered to Bank a Promissory Note Secured by Deed of Trust (Revolving Credit Facility) (“Note”) evidencing a loan by Bank to Borrower in the face amount of Seven Million Two Hundred and No/100ths Dollars ($7,200,000.00), the repayment of the indebtedness being secured by the lien of a deed of trust, financing statement, security agreement and fixture filing (with assignment of rents and leases) dated April 25, 2001 and recorded on April 30, 2001 as Instrument No. 162935 of the Official Records of San Bernardino County, California (“Deed of Trust”).

2. Borrower has requested and Bank has agreed to amend the Note to increase the maximum principal balance of the Note by Four Million Two Hundred Thousand and No/ 100ths Dollars ($4,200,000.00) for a total maximum principal balance of Eleven Million Four Hundred Thousand and No/100ths Dollars ($11,400,000.00) and Borrower and Bank have agreed to make certain other revisions to the Note.

3. Borrower and Bank desire to amend the Note without in any way releasing the lien of the Deed of Trust upon the real and personal property described therein.

Agreement

A. Recitals. The foregoing recitals are true and correct and by this reference are incorporated herein.

B. Amount of Loan. The maximum principal amount of the Note is hereby increased to $11,400,000.00.

C. Maturity Date. The Maturity Date is hereby extended to April 15, 2007.

D. Loan Fees. On the date of this Amendment, Borrower shall pay to Lender a loan fee in the amount of $85,500.00. On April 15, 2005 and on April 15, 2006, Borrower shall pay to Lender additional loan fees each in the amount of $28,500.00.

E. Note. Except as amended hereby, the terms of the Note remain in full force and effect.

IN WITNESS WHEREOF, the parties have agreed to the foregoing as of the date first set forth above.

BANK:		BORROWER:

MID-PENINSULA BANK, part of Greater Bay Bank, N.A., formerly known as MID-PENINSULA BANK, a California banking association		RANCON REALTY FUND IV, a California limited partnership

		By:	Rancon Financial Corporation,
a California corporation,
a general partner

By:	/s/ Judy Paris	By:	/s/ Daniel Lee Stephenson
Its:	Senior Vice President		Daniel Lee Stephenson
Its President

		By:	/s/ Daniel Lee Stephenson
Daniel Lee Stephenson, a general partner

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